Exhibit 99.1
CALUMET SPECIALTY PRODUCTS PARTNERS L.P.
Index of Financial Statements
Calumet Specialty Products Partners, L.P. Unaudited Pro Forma Consolidated Financial Statements:

Introduction	2
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2017	3
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2017	4
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2016	5
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2015	6
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014	7
Notes to Unaudited Pro Forma Financial Statements	8

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
INTRODUCTION
On November 21, 2017, a wholly owned subsidiary of Calumet Specialty Products Partners, L.P. (the “Company”), completed the sale to a subsidiary of Q’Max Solutions Inc. (“Q’Max”) of all of the issued and outstanding membership interests in Anchor Drilling Fluids USA, LLC (“Anchor”) pursuant to a membership interest purchase agreement (“Purchase Agreement”), for total consideration of approximately $83.8 million (“Anchor Transaction”). Anchor provides drilling and completion fluids, solids control services and equipment, drilling and completion fluid engineering services, and other related onsite services to the oil and gas exploration industry. The total consideration consists of $50.0 million in cash (which includes approximately $25.8 million for the repayment of intercompany indebtedness of Anchor, $5.0 million in cash that will be paid within six months and $3.0 million in cash that will be paid in twelve months), approximately $13.1 million to be paid over two years for net working capital and other items and approximately $25.4 million in value attributable to a 10% equity ownership interest in Fluid Holding Corp, the parent company of Q’Max. The cash consideration is subject to certain purchase price adjustments relating to, among other things, final net working capital adjustments. The Anchor Transaction qualifies as discontinued operations as it represents a strategic shift as a result of the Company’s exit out of the oilfield services industry.
On August 11, 2017, the Company entered into a membership interest purchase agreement with Husky Superior Refining Holding Corp. (“Husky”), pursuant to which, Husky acquired all of the issued and outstanding membership interests in Calumet Superior, LLC (“Superior”), which owns a refinery located in Superior, Wisconsin (the “Superior Refinery”) and associated inventories, the Superior Refinery’s wholesale marketing business and related assets, including certain owned or leased product terminals, and certain crude gathering assets and line space in North Dakota for $435.0 million in cash plus an additional payment for net working capital and reimbursement of certain capital spending (the “Superior Transaction”). The Company closed the Superior Transaction on November 8, 2017. The Superior Transaction does not qualify as discontinued operations as it did not represent a strategic shift that would have a major effect on the Company’s operations or financial results.
Following are Company’s Unaudited Pro Forma Consolidated Balance Sheet and Statements of Operations for the nine months ended September 30, 2017 and years ended December 31, 2014, 2015 and 2016 (collectively, the “Unaudited Pro Forma Consolidated Financial Statements”).
The Unaudited Pro Forma Consolidated Financial Statements and accompanying notes should be read together with the Company’s related historical consolidated financial statements and notes thereto included on Form 10-K for the year ended December 31, 2016 and the Quarterly Report on Form 10-Q for the period ended September 30, 2017 as filed with the Securities and Exchange Commission. Beginning in the fourth quarter of fiscal 2017, the historical financial results attributable to the Anchor Transaction for periods prior to the transaction will be reflected in the Company’s consolidated financial statements as discontinued operations. The Unaudited Pro Forma Financial Statements were derived by adjusting the historical consolidated financial statements of the Company. These adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual effects of the Anchor Transaction and Superior Transaction may differ from the effects reflected in the Unaudited Pro Forma Consolidated Financial Statements. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the Anchor Transaction and Superior Transaction and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the Unaudited Consolidated Pro Forma Financial Statements.
The Unaudited Consolidated Pro Forma Financial Statements are not necessarily indicative of the consolidated financial condition or results of operations of the Company had the Anchor Transaction and Superior Transaction actually been completed at the beginning of the period or as of the date specified. Moreover, the Unaudited Pro Forma Consolidated Financial Statements do not project the consolidated financial position or results of operations of the Company for any future period or at any future date.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(in millions)

	As of September 30, 2017
	Historical	Superior Transaction Pro Forma Adjustments		Anchor Transaction Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$26.5	$129.5	(a) (b) (c)	$36.6	(f)	$192.6
Restricted cash		350.0	(a)			350.0
Accounts receivable:
Trade	338.8	—		(69.5)	(g)	269.3
Other	2.9	—		7.9	(g) (h)	10.8
	$341.7	$—		$(61.6)		$280.1
Inventories	$324.4	$—		$(38.1)	(g)	$286.3
Derivative assets	0.3	—		—		0.3
Prepaid expenses and other current assets	15.8	—		(0.4)	(g)	15.4
Current assets held for sale	125.0	(125.0)	(d)	—		—
Total current assets	$833.7	$354.5		$(63.5)		$1,124.7
Property, plant and equipment, net	$1,410.4	$—		$(40.8)	(g)	$1,369.6
Investment in unconsolidated affiliate	9.9	—		25.0	(g) (h)	34.9
Goodwill	172.0	—		—		172.0
Other intangible assets, net	153.9	—		(38.5)	(g)	115.4
Other noncurrent assets, net	18.4	—		13.1	(h)	31.5
Noncurrent assets held for sale	215.1	(215.1)	(d)	—		—
Total assets	$2,813.4	$139.4		$(104.7)		$2,848.1
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Accounts payable	$261.3	$—		$(38.5)	(g)	$222.8
Accrued interest payable	55.4	—				55.4
Accrued salaries, wages and benefits	32.3	—		(0.2)	(g)	32.1
Other taxes payable	24.1	—		(0.8)	(g)	23.3
Obligations under inventory financing agreements	92.8	—		—		92.8
Other current liabilities	59.7	—		—		59.7
Current portion of long-term debt	4.3	—		—		4.3
Derivative liabilities	8.3	—		—		8.3
Current liabilities held for sale	74.5	(74.5)	(d)	—		—
Total current liabilities	$612.7	$(74.5)		$(39.5)		$498.7
Deferred income taxes	$1.0	$—		$—		1.0
Pension and postretirement benefit obligations	3.6	—		—		3.6
Other long-term liabilities	0.8	—		—		0.8
Long-term debt, less current portion	1,986.6	(0.1)	(b)	—		1,986.5
Noncurrent liabilities held for sale	7.1	(7.1)	(d)	—		—
Total liabilities	$2,611.8	$(81.7)		$(39.5)		$2,490.6
Commitments and contingencies
Partners’ capital:
Limited partners’ interest	$194.3	$217.4	(e)	$(63.9)	(i)	$347.8
General partner’s interest	15.5	4.4	(e)	(1.3)	(i)	18.6
Accumulated other comprehensive loss	(8.2)	(0.7)	(d)	—		(8.9)
Total partners’ capital	$201.6	$221.1		$(65.2)		$357.5
Total liabilities and partners’ capital	$2,813.4	$139.4		$(104.7)		$2,848.1

See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in millions except unit and per unit data)

	Nine Months Ended September 30, 2017
	Historical	Superior Transaction Pro Forma Adjustments		Anchor Transaction Pro Forma Adjustments		Pro Forma
Sales	$3,065.7	$(574.6)	(j)	$(185.7)	(m)	$2,305.4
Cost of sales	2,614.3	(481.2)	(j) (k)	(135.2)	(m)	1,997.9
Gross profit	451.4	(93.4)		(50.5)		307.5
Operating costs and expenses:
Selling	83.7	(0.6)	(j)	(37.9)	(m)	45.2
General and administrative	107.0	(1.9)	(j)	(3.7)	(m)	101.4
Transportation	117.8	(7.7)	(j)	(16.4)	(m)	93.7
Taxes other than income taxes	17.4	(1.1)	(j)	(0.5)	(m)	15.8
Asset impairment	0.4	—		—		0.4
Other	6.8	(1.8)	(j)	—		5.0
Operating income	118.3	(80.3)		8.0		46.0
Other income (expense):
Interest expense	(135.8)	0.8	(l)	—		(135.0)
Loss on derivative instruments	(5.0)	—		—		(5.0)
Loss from unconsolidated affiliates	(0.4)	—		0.3	(m)	(0.1)
Other	1.6	(0.1)	(j)	—		1.5
Total other expense	(139.6)	0.7		0.3		(138.6)
Net loss before income taxes	(21.3)	(79.6)		8.3		(92.6)
Income tax benefit	(1.1)	—		0.9	(m)	(0.2)
Net loss	$(20.2)	$(79.6)		$7.4		$(92.4)
Allocation of Net loss:
Net loss	(20.2)					(92.4)
Less:
General partner’s interest in net loss	(0.4)					(1.8)
Net loss available to limited partners	$(19.8)					$(90.6)
Weighted average limited partner units outstanding:
Basic and Diluted	77,537,531					77,537,531
Limited partners’ interest basic and diluted net loss per unit	$(0.25)					$(1.17)
See accompanying notes to Unaudited Pro Forma Consolidated Statement of Operations.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in millions except unit and per unit data)

	Year Ended December 31, 2016
	Historical	Superior Transaction Pro Forma Adjustments		Anchor Transaction Pro Forma Adjustments		Pro Forma
Sales	$3,599.4	$(681.3)	(j)	$(125.1)	(m)	$2,793.0
Cost of sales	3,191.1	(612.5)	(j)	(103.1)	(m)	2,475.5
Gross profit	$408.3	$(68.8)		$(22.0)		$317.5
Operating costs and expenses:
Selling	$110.7	$(0.7)	(j)	$(40.9)	(m)	$69.1
General and administrative	110.6	(0.9)	(j)	(4.8)	(m)	104.9
Transportation	169.2	(12.0)	(j)	(14.9)	(m)	142.3
Taxes other than income taxes	20.1	(1.6)	(j)	(0.8)	(m)	17.7
Asset impairment	35.7	—		—		35.7
Other	1.7	(0.6)	(j)	—		1.1
Operating loss	$(39.7)	$(53.0)		$39.4		$(53.3)
Other income (expense):
Interest expense	$(161.7)	$0.9	(l)	$0.3	(m)	$(160.5)
Loss on derivative instruments	(4.1)	—		—		(4.1)
Loss from unconsolidated affiliates	(18.7)	—		0.5	(m)	(18.2)
Loss on sale of unconsolidated affiliates	(113.4)	—		—		(113.4)
Other	1.3	(0.3)	(j)	(0.1)	(m)	0.9
Total other expense	$(296.6)	$0.6		$0.7		$(295.3)
Net loss before income taxes	$(336.3)	$(52.4)		$40.1		$(348.6)
Income tax expense (benefit)	(7.7)	—		7.9	(m)	0.2
Net loss	$(328.6)	$(52.4)		$32.2		$(348.8)
Allocation of Net loss:
Net loss	$(328.6)					$(348.8)
Less:
General partner’s interest in net loss	(6.6)					(7.0)
Net loss available to limited partners	$(322.0)					$(341.8)
Weighted average limited partner units outstanding:
Basic and Diluted	77,043,935					77,043,935
Limited partners’ interest basic and diluted net loss per unit	$(4.18)					$(4.44)
Cash distribution declared per limited partner interest	$0.685					$0.685
See accompanying notes to Unaudited Pro Forma Consolidated Statement of Operations.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in millions except unit and per unit data)

	Year Ended December 31, 2015
	Historical	Anchor Transaction Pro Forma Adjustments		Pro Forma
Sales	$4,212.8	$(282.5)	(m)	$3,930.3
Cost of sales	3,618.2	(224.3)	(m)	3,393.9
Gross profit	$594.6	$(58.2)		$536.4
Operating costs and expenses:
Selling	$146.0	$(74.1)	(m)	$71.9
General and administrative	135.5	(9.7)	(m)	125.8
Transportation	175.5	(22.0)	(m)	153.5
Taxes other than income taxes	17.7	(0.6)	(m)	17.1
Asset impairment	33.8	(33.8)	(m)	—
Other	11.1	(0.2)	(m)	10.9
Operating income	$75.0	$82.2		$157.2
Other income (expense):
Interest expense	$(104.9)	$—		$(104.9)
Debt extinguishment costs	(46.6)	—		(46.6)
Loss on derivative instruments	(31.4)	—		(31.4)
Loss from unconsolidated affiliates	(61.5)	0.4	(m)	(61.1)
Other	1.6	—		1.6
Total other expense	$(242.8)	$0.4		$(242.4)
Net loss before income taxes	$(167.8)	$82.6		$(85.2)
Income tax expense (benefit)	(28.4)	28.6	(m)	0.2
Net loss	$(139.4)	$54.0		$(85.4)
Allocation of Net loss:
Net loss	$(139.4)			$(85.4)
Less:
General partner’s interest in net loss	(2.8)			(1.7)
General partner’s incentive distribution rights	16.8			16.8
Net loss available to limited partners	$(153.4)			$(100.5)
Weighted average limited partner units outstanding:
Basic and Diluted	74,896,096			74,896,096
Limited partners’ interest basic and diluted net loss per unit	$(2.05)			$(1.34)
Cash distribution declared per limited partner interest	$2.74			$2.74
See accompanying notes to Unaudited Pro Forma Consolidated Statement of Operations.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in millions except unit and per unit data)

	Year Ended December 31, 2014
	Historical	Anchor Transaction Pro Forma Adjustments		Pro Forma
Sales	$5,791.1	$(368.5)	(m)	$5,422.6
Cost of sales	5,261.4	(246.5)	(m)	5,014.9
Gross profit	$529.7	$(122.0)		$407.7
Operating costs and expenses:
Selling	$149.6	$(69.0)	(m)	$80.6
General and administrative	98.3	(4.1)	(m)	94.2
Transportation	171.4	(28.1)	(m)	143.3
Taxes other than income taxes	13.4	(0.4)	(m)	13.0
Asset impairment	36.0	(36.0)	(m)	—
Other	14.2	(0.2)	(m)	14.0
Operating income	$46.8	$15.8		$62.6
Other income (expense):
Interest expense	$(110.8)	$—		$(110.8)
Debt extinguishment costs	(89.9)	—		(89.9)
Gain on derivative instruments	43.2	—		43.2
Loss from unconsolidated affiliates	(3.4)	0.2	(m)	(3.2)
Other	1.1	0.3	(m)	1.4
Total other expense	$(159.8)	$0.5		$(159.3)
Net loss before income taxes	$(113.0)	$16.3		$(96.7)
Income tax expense (benefit)	(0.8)	1.4	(m)	0.6
Net loss	$(112.2)	$14.9		$(97.3)
Allocation of Net loss:
Net loss	$(112.2)			$(97.3)
Less:
General partner’s interest in net loss	(2.2)			(1.9)
General partner’s incentive distribution rights	15.4			15.4
Net loss available to limited partners	$(125.4)			$(110.8)
Weighted average limited partner units outstanding:
Basic and Diluted	69,671,827			69,671,827
Limited partners’ interest basic and diluted net loss per unit	$(1.80)			$(1.59)
Cash distribution declared per limited partner interest	$2.74			$2.74
See accompanying notes to Unaudited Pro Forma Consolidated Statement of Operations.

 Note 1. Basis of Presentation
On November 21, 2017, a wholly owned subsidiary of Calumet Specialty Products Partners, L.P. (the “Company”), completed the sale to a subsidiary of Q’Max Solutions Inc. (“Q’Max”) of all of the issued and outstanding membership interests in Anchor Drilling Fluids USA, LLC (“Anchor”) pursuant to a membership interest purchase agreement (“Purchase Agreement”), for total consideration of approximately $83.8 million (“Anchor Transaction”). Anchor provides drilling and completion fluids, solids control services and equipment, drilling and completion fluid engineering services, and other related onsite services to the oil and gas exploration industry. The total consideration consists of $50.0 million in cash (which includes approximately $25.8 million for the repayment of intercompany indebtedness of Anchor, $5.0 million in cash that will be paid within six months and $3.0 million in cash that will be paid in twelve months), approximately $13.1 million to be paid over two years for net working capital and other items and approximately $25.4 million in value attributable to a 10% equity ownership interest in Fluid Holding Corp, the parent company of Q’Max. The cash consideration is subject to certain purchase price adjustments relating to, among other things, final net working capital adjustments. The Anchor Transaction qualifies as discontinued operations as it represents a strategic shift as a result of the Company’s exit out of the oilfield services industry.
On August 11, 2017, the Company entered into a membership interest purchase agreement with Husky Superior Refining Holding Corp. (“Husky”), pursuant to which, Husky acquired all of the issued and outstanding membership interests in Calumet Superior, LLC (“Superior”), which owns a refinery located in Superior, Wisconsin (the “Superior Refinery”) and associated inventories, the Superior Refinery’s wholesale marketing business and related assets, including certain owned or leased product terminals, and certain crude gathering assets and line space in North Dakota for $435.0 million in cash plus an additional payment for net working capital and reimbursement of certain capital spending (the “Superior Transaction”). The Company closed the Superior Transaction on November 8, 2017. The Superior Transaction does not qualify as discontinued operations as it did not represent a strategic shift that would have a major effect on the Company’s operations or financial results.
The Unaudited Pro Forma Consolidated Balance Sheet of the Company was derived from historical consolidated financial statements. The Unaudited Pro Forma Consolidated Balance Sheet assumes the Superior Transaction and the Anchor Transaction occurred on September 30, 2017. The Unaudited Pro Forma Consolidated Statements of Operations for the years ended December 31, 2014 and 2015 give effect to the Anchor Transaction as it qualifies for discontinued operations as it represents a strategic shift as a result of the Company’s exit out of the oilfield services industry. The Unaudited Pro Forma Consolidated Statements of Operations for December 31, 2016 and the Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2017 give effect to the Superior Transaction and the Anchor Transaction as if it occurred as of January 1, 2016. The following unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical financial statements and accompanying notes.
Assumptions and estimates underlying the pro forma adjustments are described in the notes below, which should be read in conjunction with the Unaudited Pro Forma Consolidated Statements of Operations and the Unaudited Pro Forma Consolidated Balance Sheet. Since the Unaudited Pro Forma Consolidated Statements of Operations and the Unaudited Pro Forma Consolidated Balance Sheet have been prepared based upon estimates and assumptions, the final amounts recorded may differ materially from the information presented.
Note 2. Pro Forma Adjustments and Assumptions
Adjustments to Unaudited Consolidated Balance Sheet

(a) Reflects the net sale proceeds received from the completed Superior Transaction.

Net Sale Proceeds
Sale price - base price	$435.0
Sale price - working capital	50.5
Total proceeds	485.5

Restricted cash (1)	$(350.0)
Closing and transaction costs	(3.9)
Pension plan contribution	(2.0)
Repayment of revolving credit facility borrowings	(0.1)
Unrestricted cash	$129.5

(1) Restricted cash totaled $350.0 million based upon the value of collateral under the Company’s debt agreements. Under the indentures governing the Company’s senior notes, proceeds from Asset Sales (as defined in the indentures) can only be used for, among other things:

•    repay, redeem or repurchase debt;

•    make certain acquisitions or investments; and

•    make capital expenditures.

(b) Reflects the use of a portion of the net cash proceeds from the completed Superior Transaction to repay revolving credit facility borrowings.

(c) Reflects a $2.0 million contribution to the pension plan as agreed to with Husky.

(d) Reflects the adjustment to remove assets and liabilities sold in the Superior Transaction.

(e) Reflects the net gain of $221.9 million as a result of the completed Superior Transaction.

(f) Reflects the net sale proceeds received from the completed Anchor Transaction.

(g) Reflects the adjustment to remove assets and liabilities sold in the Anchor Transaction.

(h) Reflects the following: (1) an $8.0 million current receivable related to the deferred purchase price, (2) a $13.1 million long-term receivable related to payment of working capital and (3) a $25.4 million investment representing a 10% equity ownership in Fluid Holding Corp.

(i) Reflects the net loss of $65.2 million as a result of the completed Anchor Transaction.
Adjustments to Unaudited Consolidated Statements of Operations
(j) Reflects the elimination of operating results of Superior. Selling and general and administrative expenses do not include expected reductions that will be realized once the transition services agreement is complete.
(k) Includes a “small refinery exemption” of approximately 37 million Renewable Identification Numbers granted by the Environmental Protection Agency under the Renewable Fuel Standard for the full-year 2016, as provided for under the federal Clean Air Act, as amended.
(l) Reflects reduction of interest expense as a result of the repayment of borrowings under the revolving credit facility with a portion of the proceeds from the Superior Transaction.
(m) Reflects the elimination of operating results of Anchor.